UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 23, 2024
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2024, the Board of Directors of Origin Bancorp, Inc. (the "Registrant") and the Board of Directors of Origin Bank, the Registrant's wholly owned bank subsidiary, appointed Cecil Jones to serve on the Board of Directors of each of the Registrant and Origin Bank. Mr. Jones’s term will expire as of the 2025 annual meeting of stockholders of the Registrant. Mr. Jones will serve on the Registrant’s Audit Committee.
There are no arrangements or understandings pursuant to which Mr. Jones was appointed as a director and there are no related party transactions between the Registrant and Mr. Jones as described in Item 404(a) of Regulation S-K. Mr. Jones will receive the same compensation and indemnification protection for service on the Boards of Directors of the Registrant and Origin Bank as the other members of both Boards of Directors, which are further described in the Registrant's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2024.

ITEM 7.01	Regulation FD Disclosure
On October 28, 2024, the Registrant issued a press release announcing the appointment of Mr. Jones, as described above under Item 5.02 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 hereto. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Exchange Act of 1934 , as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.
Exhibit 99.1	Press release, dated October 28, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2024	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Senior Executive Officer and Chief Financial Officer